Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – August

Innovator U.S. Equity Power Buffer ETF™ – August

Innovator U.S. Equity Ultra Buffer ETF™ – August

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated March 1, 2023

July 31, 2023

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the outcome period of approximately one year. The current Outcome Period will end on July 31, 2023. Each Fund will commence a new outcome period that will begin on August 1, 2023 and end on July 31, 2024. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator U.S. Equity Buffer ETF™ – August	BAUG	Gross: 20.34% Net: 19.55%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 20.34% (prior to taking into account management fees and other fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from August 1, 2023 to July 31, 2024.

Innovator U.S. Equity Power Buffer ETF™ – August	PAUG	Gross: 15.22% Net: 14.43%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 15.22% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from August 1, 2023 to July 31, 2024.

Innovator U.S. Equity Ultra Buffer ETF™ – August	UAUG	Gross: 14.86% Net: 14.07%*

The Fund seeks to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust, up to the upside cap of 14.86% (prior to taking into account management fees and other fees) while providing a buffer against SPDR® S&P 500® ETF Trust losses of between 5% and 35% (prior to taking into account management fees and other fees) over the period from August 1, 2023 to July 31, 2024.

* Takes into account the Fund’s unitary management fee.

In connection with onset of the new outcome period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to new Outcome Period: August 1, 2023 through July 31, 2024.

3.	All references to the Cap for the prior outcome period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference